Exhibit 10.9

STOCK REPURCHASE AND PUT OPTION AGREEMENT

THIS STOCK REPURCHASE AND PUT OPTION AGREEMENT (the “Agreement”) is made and entered into as of July 29, 2011, by and among PAPA MURPHY’S HOLDINGS, INC., a Delaware corporation (the “Holdings”) and John Barr (the “Executive”).

RECITALS

A. As of May 5, 2010, Executive was granted (i) 96,521 shares of common stock, par value $0.01 per share (the “Common Stock”), of Holdings that are subject to time vesting restrictions (the “Time Vesting Shares”) pursuant to that certain Time Vesting Restricted Stock Agreement, dated as of May 5, 2010 (the “Time Vesting RSA”), by and between Executive and Holdings and (ii) 48,261 shares of Common Stock that are subject to performance vesting restrictions (the “Performance Vesting Shares”, together with the Time Vesting Shares, the “Restricted Shares”) pursuant to that certain Performance Vesting Restricted Stock Agreement, dated as of May 5, 2010 (the “Performance Vesting RSA”), by and between Executive and Holdings;

B. As of the date hereof, (i) 19,304 of the Time Vesting Shares have vested in accordance with the terms of the Time Vesting RSA and (ii) 0 of the Performance Vesting Shares have vested in accordance with the terms of the Performance Vesting RSA;

C. Executive desires to sell to Holdings, and Holdings desires to repurchase from Executive, (i) 64,348 of the unvested Time Vesting Shares (the “Repurchased Time Vesting Shares”) and (ii) 41,826 of the Performance Vesting Shares (the “Repurchased Performance Vesting Shares”, together with the Repurchased Time Vesting Shares, the “Repurchased Restricted Shares”) (such transactions, the “Restricted Shares Repurchase”);

D. In connection with the Restricted Shares Repurchase, Holdings wishes to amend and restate the Time Vesting RSA as of the date hereof in the form set forth in EXHIBIT A hereto (the “Amended and Restated Time Vesting RSA”) and the Performance Vesting RSA as of the date hereof in the form set forth in EXHIBIT B hereto (the “Amended and Restated Performance Vesting RSA”);

E. As of May 5, 2010, Executive was issued (i) 41,075 shares of Common Stock (the “Unrestricted Common Stock”) and (ii) 74,491 shares of participating preferred stock, par value $0.01 per share (the “Participating Preferred Stock”) of Holdings (the “Unrestricted Participating Preferred Stock” and, together with the Unrestricted Common Stock, the “Unrestricted Shares”), pursuant to that certain Contribution Agreement, dated as of May 5, 2010, by and between Executive and Holdings; and

F. In connection with the Restricted Shares Repurchase, Holdings wishes to grant, subject to the terms and conditions herein, Executive the right and option on December 31st of any given calendar year following December 31, 2011 (an “Unrestricted Shares Repurchase Date”) to have Holdings or its assigns repurchase all or any portion of the Unrestricted Shares held by Executive or any Permitted Transferee (as defined in that certain Stockholders’ Agreement, dated as of May 5, 2010, by and among Holdings and certain stockholders of Holdings (the “Stockholders Agreement”) as of the date of such Unrestricted Shares Repurchase Date (such transactions, the “Unrestricted Shares Repurchase”).

AGREEMENT

In consideration of the foregoing and of the mutual promises and covenants set forth below, the parties agree as follows:

1. Restricted Shares Repurchase. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), Holdings hereby agrees to repurchase from Executive and Executive hereby agrees to sell to Holdings, the Repurchased Shares at a price of $0.94 per Repurchased Share for an aggregate purchase price equal to $99,803.56 (the “Purchase Price”).

2. Repurchased Shares Closing. The closing of the Restricted Shares Repurchase under this Agreement (the “Closing”) shall take place as of the date hereof.

3. Delivery. On the date of the Closing, Holdings will deliver the Purchase Price to Executive upon surrender to Holdings of the certificate(s) representing the Repurchased Restricted Shares, duly endorsed for transfer to Holdings pursuant to a stock power in the form substantially attached hereto as EXHIBIT C.

4. Unrestricted Shares Repurchase.

(a) Subject to the terms and conditions of this Agreement, Executive shall have the right and option on any Unrestricted Shares Repurchase Date after the date that Executive ceases to be employed as Chairman or Chief Executive Officer of Holdings to have Holdings or its assigns repurchase all or any portion of the Unrestricted Shares held by Executive or any Permitted Transferee (as defined in the Stockholders’ Agreement) as of the date of such Repurchase Date.

(b) The purchase price for the Unrestricted Shares subject to the Unrestricted Shares Repurchase (the “Unrestricted Shares Repurchase Price”) shall be the greater of (i) the fair market value (which, for the avoidance of doubt, shall include the amount of the Accrued Dividends on the shares of Unrestricted Participating Preferred Stock) of the Unrestricted Shares as of the Unrestricted Shares Repurchase Date as determined by the Board of Directors of Holdings (the “Board”) or (ii) $2,750,083.14 plus the Accrued Dividends on the shares of Unrestricted Participating Preferred Stock as of the Unrestricted Shares Repurchase Date. In the event that Executive no longer serves on the Board as of the Unrestricted Shares Repurchase Notice Date, the Unrestricted Shares Repurchase Price shall be the greatest of (i) the fair market value (which, for the avoidance of doubt, shall include the amount of the Accrued Dividends on the shares of Unrestricted Participating Preferred Stock) of the Unrestricted Shares as of the Unrestricted Shares Repurchase Date as determined by the Board, (ii) the value (which, for the avoidance of doubt, shall include the amount of the Accrued Dividends on the shares of Unrestricted Participating Preferred Stock) of the Unrestricted Shares as determined in connection with the most recent quarterly valuation performed for Holdings, or (iii) $2,750,083.14 plus the Accrued Dividends on the shares of Unrestricted Participating Preferred Stock as of the Unrestricted Shares Repurchase Date. For all purposes herein, the “Accrued Dividends” with respect to the Unrestricted Participating Preferred Stock shall be calculated in accordance with the provisions of the Amended and Restated Certificate of Incorporation of Holdings (the “Charter”), which, for the sake of clarity, shall mean that the Accrued Dividends on each share of Unrestricted Participating Preferred Stock shall accrue on a daily basis at the rate of six percent (6%) per annum of the sum of the Liquidation Value (as defined in the Charter) thereof plus all accumulated and unpaid dividends thereon from and including May 5, 2010 to and including the Unrestricted Shares Repurchase Date.

(c) Executive or, in the event that Executive dies or has a Permanent Disability (as defined in Executive’s Amended and Restated Executive Employment and Non-Competition Agreement), his legal representatives shall effect the Unrestricted Shares Repurchase (if so elected by Executive or his legal representatives as the case may be) by delivering or mailing to Holdings (and/or, if applicable, any Permitted Transferees) written notice at least sixty (60) days prior to the Unrestricted Shares Repurchase Date (the “Unrestricted Shares Repurchase Notice Date”). Upon such notification, Executive and any Permitted Transferees shall promptly surrender to Holdings any certificates representing the Unrestricted Shares being purchased, together with a duly executed stock power for the transfer of such Unrestricted Shares to Holdings or Holdings’ assignee or assignees in the form substantially attached hereto as EXHIBIT D. Subject to the payment of the Unrestricted Shares Repurchase Price being permissible as of such date under any credit or other financing document binding on Holdings or its subsidiaries and Holdings having sufficient liquidity to fund the Unrestricted Shares Repurchase and its other operating needs, upon Holdings’ or its assignee’s receipt of the certificates from Executive or any Permitted Transferees, Holdings or its assignee or assignees shall deliver to him a check for the Unrestricted Shares Repurchase Price; provided, however, that Holdings may pay all or any portion of the Unrestricted Shares Repurchase Price for such shares by offsetting and canceling any indebtedness then owed by Executive to Holdings.

(d) In the event that (i) Executive no longer serves on the Board as of the Unrestricted Shares Repurchase Notice Date and (ii) there is a Sale Event (as defined in the Amended and Restated Time and Performance Vesting RSAs) within six (6) months following the Unrestricted Shares Repurchase Date, Holdings hereby agrees that, in addition to the check for the Unrestricted Shares Repurchase Price, Holdings or its assignee or assignees shall deliver a check to Executive for an amount equal to (i) the consideration Executive would have received for the Unrestricted Shares in connection with the Sale Event had Executive held the Unrestricted Shares as of the consummation of such Sale Event minus (ii) the Unrestricted Shares Repurchase Price.

5. Representations and Warranties of Holdings. Holdings hereby represents and warrants to Executive as follows both as of the date hereof and as of the date of any Unrestricted Shares Repurchase:

(a) Holdings is duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

(b) Holdings has full corporate power and authority to execute and deliver this Agreement and all other agreements and instruments contemplated hereby to which Holdings is a party and to perform its obligations hereunder and thereunder, and this Agreement and all such other agreements and instruments have been duly authorized, executed and delivered by Holdings and, assuming the due execution and delivery of this Agreement and all other agreements and instruments contemplated hereby to which Holdings is a party by the other parties hereto and thereto, are valid, binding and enforceable against Holdings in accordance with their terms.

(c) The execution, delivery and performance of this Agreement by Holdings, and the fulfillment of and compliance with the terms hereof by Holdings, do not and will not (i) violate or conflict with any requirements of any material contract or obligation of Holdings, including the Charter (as defined in the Stockholders Agreement) or the Stockholders Agreement, (ii) result in or constitute (with or without the giving of notice, lapse of time or both) any default or event of default under any such material obligation of Holdings, or give rise to a right of termination of, or accelerate the performance required by, any terms of any such material obligation, or (iii) violate any statute, law, ordinance, rule, regulation or order of any court or governmental authority or any judgment, order or decree (U.S. federal, state or local or foreign) applicable to Holdings.

(d) There are no suits, actions, claims, demands, hearings, indictments, proceedings or investigations pending against Holdings, or, to the knowledge of Holdings, threatened against or involving Holdings, the stockholders of Holdings or the officers or directors of Holdings in connection with the business and affairs of Holdings before any court, arbitrator or administrative or governmental body (U.S. federal, state or local or foreign). Holdings is not subject to any judgment, decree, injunction or order of any court.

6. Representation and Warranties of Executive. Executive hereby represents and warrants to Holdings as follows both as of the date hereof and as of the date of any Unrestricted Shares Repurchase:

(a) Authorization. Executive has full power and authority to execute and deliver this Agreement, to perform his obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, subject to applicable laws affecting creditors’ rights and to equitable principles.

(b) No Breach. The execution and delivery of this Agreement by Executive, the consummation of the transactions contemplated in this Agreement, and the compliance with the terms of this Agreement will not conflict with, result in the breach of, or constitute a material default under, or require any consent or approval under, any agreement or instrument to which Executive is a party or by which they may be bound.

(c) Title to Shares. Except as set forth in the Stockholders Agreement, Executive owns and holds the Repurchased Restricted Shares beneficially and of record, free and clear of any suit, proceeding, call, voting trust, proxy, restriction, security interest, lien or other encumbrance of any kind or nature whatsoever (collectively, a “Lien”) and has full power and authority to transfer and dispose of the Repurchased Restricted Shares, free and clear of any Lien. Upon the payment for and the delivery of the Repurchased Restricted Shares as herein provided, Holdings will acquire good and valid title to the Repurchased Restricted Shares, free and clear of any Lien other than any Lien which may be imposed as a result of any act of Holdings or by the Stockholders Agreement.

(d) Business Experience. Executive is capable of evaluating the merits and risks of the repurchase by Holdings of the Repurchased Restricted Shares.

(e) Access to Information. Executive has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of Holdings with respect to the terms and conditions of this Agreement and with respect to the business, affairs, financial condition, and results of operations of Holdings. Executive has had access to such financial and other information as is necessary in order for Executive to make a fully-informed decision as to this Agreement.

(f) Tax Advice. Neither Holdings nor its officers, directors, stockholders, agents, representatives, counsel or affiliates has made warranties or representations to Executive with respect to the income tax consequences of the transactions contemplated by this Agreement. Executive has had the opportunity to review with their own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. Executive is relying solely on such advisors and not on any statements or representations of Holdings or any of its agents for the federal, state, local and foreign tax consequences to it that may result from the transactions contemplated by this Agreement.

7. Assignment; Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement will be binding upon and inure to the benefit of and be enforceable by the Executive’s personal or legal representatives, estates, executors, administrators, heirs and beneficiaries. All amounts payable to the Executive hereunder shall be paid, in the event of the Executive’s death, to the Executive’s estate, heirs or representatives.

8. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware.

9. Notices. All notices and other communications under this Agreement will be in writing. Unless and until the parties are notified in writing to the contrary, all notices, communications and documents, if not delivered by hand, will be mailed, addressed to the addresses on file with Holdings. Notices and communications will be sent via electronic mail (e-mail) or mailed by first class mail, postage prepaid; documents will be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement will be deemed received only when actually received.

10. Remedies. In case any one or more of the obligations set forth in this Agreement will have been breached by Executive, then Holdings may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including an action for damages as a result of any such breach and/or an action for specific performance of any such obligation contained in this Agreement, and in case any one or more of the obligations set forth in this Agreement will have been breached by Holdings, then Executive may proceed to protect and enforce his rights either by suit in equity and/or by action at law, including an action for damages as a result of any such breach and/or an action for specific performance of any such obligation contained in this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Stock Repurchase Agreement as of the date first above written.

HOLDINGS:

PAPA MURPHY’S HOLDINGS, INC.

By:	/s/ Yoo Jin Kim
Name:	Yoo Jin Kim
Title:

EXECUTIVE:

JOHN BARR

/s/ John D. Barr
Name:	John D. Barr
Title:	Chief Executive Officer

EXHIBIT A

AMENDED AND RESTATED TIME VESTING RSA

(SEE ATTACHED)

AMENDED AND RESTATED RESTRICTED STOCK AGREEMENT

UNDER THE PAPA MURPHY’S HOLDINGS, INC.

AMENDED 2010 MANAGEMENT INCENTIVE PLAN

TIME VESTING

Name of Grantee:	John Barr	(the “Grantee”)

No. of Shares:	32,173	Shares of Common Stock

Grant Date:	May 5, 2010	(the “Grant Date”)

Effective Date:	July , 2011	(as defined in Section 1 below)

Whereas pursuant to that certain Time Vesting Restricted Stock Agreement, dated as of May 5, 2010 (the “Original Time Vesting RSA”), by and between Grantee and Papa Murphy’s Holdings, Inc., a Delaware corporation (together with its successors, the “Company”), the Company had previously sold to Grantee 96,521 shares of Common Stock that are subject to time vesting restrictions (the “Original Time Vesting Shares”) for an aggregate purchase price equal to $42,073.50;

Whereas, as of the date hereof, 19,304 of the Original Time Vesting Shares have vested in accordance with the terms of the Original Time Vesting RSA;

Whereas Grantee desires to sell to the Company, and the Company desires to repurchase from Grantee, 64,348 of the unvested Original Time Vesting Shares (such transaction, the “Restricted Shares Repurchase”);

Whereas in connection with the Restricted Shares Repurchase, the Company and Grantee now desire to amend and restate the Original Time Vesting RSA in its entirety as set forth herein in order to amend the time vesting restrictions attached to the remaining 12,869 unvested Original Time Vesting Shares;

Now, therefore, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Definitions. For the purposes of this Agreement, the following terms shall have the following respective meanings. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

“Bankruptcy” shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Grantee or any Permitted Transferee, or (ii) the Grantee or any Permitted Transferee being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Grantee’s or the Permitted Transferee’s assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, and (iii) the Grantee or any Permitted Transferee being subject to a transfer of Shares by operation of law (including by divorce, even if not insolvent), except by reason of death.

“Common Stock” shall mean the Company’s Common Stock, par value $0.01 per share, together with any shares into which Common Stock may be converted or exchanged, as provided above and herein.

“Effective Date” shall mean the date upon which the Company receives from Grantee a signed original of this Agreement.

“For Cause Termination Event” shall mean the termination of the Grantee’s employment with the Company and its subsidiaries for Cause (as such term is defined in the Plan).

“Initial Public Offering” means any underwritten initial public offering of securities of the Company, any corporate successor to the Company by way of conversion, PMI Holdings, Inc. or any of their respective Subsidiaries pursuant to an effective registration statement filed under the Act.

“Performance-Related Termination Event” shall mean the termination of the Grantee’s employment with the Company and its subsidiaries as a result of the Grantee failing to meet commercially reasonable performance objectives as determined in good faith by the Board and fails to cure such failure within 30 days following written notice to that effect.

“Permitted Transferee” has the meaning set forth in the Stockholders Agreement.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Restricted Shares” shall initially mean 12,869 of the Shares; provided that (i) 6,435 of the Shares shall vest on May 31, 2012 and (ii) 6,434 of the Shares shall vest on May 31, 2013; provided further, that the Restricted Shares shall automatically and without further action cease to vest upon the occurrence of any Termination Event.

Notwithstanding anything herein to the contrary, in the event that this Agreement is assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event and thereafter remains in effect following such Sale Event, the

Shares shall remain subject to the terms of this Agreement; provided, however, all Shares shall become Vested Shares on the date which the Grantee’s employment with the Company and its Subsidiaries or successor entity terminates if (i) such termination occurs within 18 months of such Sale Event and (ii) such termination is either by the Company without Cause or by the Grantee for Good Reason. In the event that this Agreement is not assumed or continued by the Company or its successor entity in connection with a Sale Event, the remaining Unrestricted Shares shall become Vested Shares immediately prior to the Sale Event.

“Sale Event” shall mean, regardless of form thereof, consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation (other than in connection with an Initial Public Offering) in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own, directly or indirectly, a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, (iv) the sale of all or a majority of the outstanding capital stock of the Company to an unrelated person or entity or (v) any other transaction (other than an Initial Public Offering) in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own, directly or indirectly, at least a majority of the outstanding voting power of the successor entity immediately upon completion of the transaction.

“Shares” shall mean 32,173 of the shares of Common Stock that were purchased by the Grantee on the date of the Original Time Vesting RSA and any additional shares of Common Stock or other securities received in respect of the Shares, as a dividend on, or otherwise on account of, the Shares.

“Stockholders Agreement” means that certain Stockholders Agreement, dated as of the date hereof, among the Company and the Stockholders party thereto.

“Termination Event” shall mean a For Cause Termination Event, a Performance-Related Termination Event or a Without Cause Termination Event.

“Vested Shares” shall mean all Shares which are not Restricted Shares; provided, however, that notwithstanding any other provision of this Agreement to the contrary, if the Grantee’s employment with the Company and its subsidiaries is terminated due to Grantee’s death or Permanent Disability (as defined in the Amended and Restated Employment Agreement, dated as of the date hereof, by and between the Grantee and PMI Holdings, Inc.), the Grantee will continue to vest in Restricted Shares for twelve (12) months following the Grantee’s termination of employment.

“Without Cause Termination Event” shall mean the termination of the Grantee’s employment with the Company and its subsidiaries for any reason other than pursuant to a For Cause Termination Event or a Performance-Related Termination Event.

All references to share prices and amounts herein shall be equitably adjusted to reflect stock splits, stock dividends, recapitalizations, mergers, reorganizations and similar changes affecting the capital stock of the Company, and any shares of capital stock of the Company received on or in respect of Shares in connection with any such event (including any shares of capital stock or any right, option or warrant to receive the same or any security convertible into or exchangeable for any such shares or received upon conversion of any such shares) shall be subject to this Agreement on the same basis and extent at the relevant time as the Shares in respect of which they were issued, and shall be deemed Shares as if and to the same extent they were issued at the Effective Date hereof.

2. Repurchase Right.

(a) Repurchase. Upon the occurrence of a Termination Event or the Bankruptcy of the Grantee, the Company or its assigns shall have the right and option to repurchase all or any portion of the Shares held by the Grantee or any Permitted Transferee as of the date of such Termination Event or Bankruptcy. In addition, upon the Bankruptcy of any of the Grantee’s Permitted Transferees, the Company or its assigns shall have the right and option to repurchase all or any portion of the Shares held by such Permitted Transferee as of the date of such Bankruptcy. The purchase and sale arrangements contemplated by the preceding sentences of this Section 3(a) are referred to herein as the “Repurchase.”

(b) Repurchase Price. The per share purchase price of the Shares subject to the Repurchase (the “Repurchase Price”) shall be, subject to adjustment as provided above, (i) in the case of Shares which are Vested Shares as of the date of the event giving rise to the Repurchase, (x) the fair market value of such Vested Shares as of such date as determined by the Board if such event giving rise to the Repurchase is a Without Cause Termination Event or (y) the Per Share Purchase Price if such event giving rise to the Repurchase is a For Cause Termination Event, a Performance-Related Termination Event or a Bankruptcy, and (ii) in the case of Restricted Shares, the Per Share Purchase Price. The Repurchase Right with respect to Vested Shares shall terminate in accordance with Section 10(b).

(c) Closing Procedure. The Company or its assigns shall effect the Repurchase (if so elected) by delivering or mailing to the Grantee (and/or, if applicable, any Permitted Transferees or his personal representative in the event of the Permanent Disability (as defined in Grantee’s Amended and Restated Executive Employment and Non-Competition Agreement) of Grantee) written notice within six (6) months after the Termination Event or Bankruptcy, specifying a date within such six-month period in which the Repurchase shall be effected. Upon such notification, the Grantee (and/or, if applicable, any Permitted Transferees or his personal representative in the event of the

Permanent Disability of Grantee) shall promptly surrender to the Company any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Grantee (and/or, if applicable, any Permitted Transferees or his personal representative in the event of the Permanent Disability of Grantee), the Company or its assignee or assignees shall deliver to him, her or them a check for the Repurchase Price of the Shares being purchased, provided, however, that the Company may pay the Repurchase Price for such shares by offsetting and canceling any indebtedness then owed by the Grantee to the Company. At such time, the Grantee (and/or, if applicable, any Permitted Transferees or his personal representative in the event of the Permanent Disability of Grantee) shall deliver to the Company the certificate or certificates representing the Shares so repurchased, duly endorsed for transfer, free and clear of any liens or encumbrances. The Repurchase right specified herein shall survive and remain in effect as to Restricted Shares following and notwithstanding any public offering by or merger or other transaction involving the Company and certificates representing such Restricted Shares shall bear legends to such effect, subject to Section 10(b) below.

3. Legend. Any certificate(s) representing the Shares shall carry substantially the same legend as set forth in Section 3.02(a) of the Stockholders’ Agreement.

4. Escrow Arrangement.

(a) Escrow. In order to carry out the provisions of Section 3 of this Agreement more effectively, the Company shall hold the Shares in escrow together with separate stock powers executed by the Grantee in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Shares, execute a like stock power as to such Shares. The Company shall not dispose of the Shares except as otherwise provided in this Agreement. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Grantee and any Permitted Transferee, as the Grantee’s and each such Permitted Transferee’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Shares being purchased and to transfer such Shares in accordance with the terms hereof. At such time as any Shares are no longer subject to the Company’s repurchase, first refusal and drag along rights, the Company shall, at the written request of the Grantee, deliver to the Grantee (or the relevant Permitted Transferee) a certificate representing such Shares with the balance of the Shares (if any) to be held in escrow pursuant to this Section 6.

(b) Remedy. Without limitation of any other provision of this Agreement or other rights, in the event that the Grantee, any Permitted Transferees or any other person or entity is required to sell the Grantee’s Shares pursuant to the provisions of Section 3 of this Agreement or pursuant to the provisions of the Stockholders Agreement and in the further event that he or she refuses or for any reason fails to deliver to the designated purchaser of such Shares the certificate or certificates evidencing such Shares together with a related stock power, such designated purchaser may deposit the applicable purchase price for such Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for the Grantee, any Permitted Transferees or other person or entity, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by the Grantee as provided above. Upon any such deposit and/or offset by the designated purchaser of such amount and upon notice to the person or entity who was required to sell the Shares to be sold pursuant to the provisions of Section 3, such Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, the holder thereof shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

5. Withholding Taxes. The Grantee acknowledges and agrees that the Company or any of its Subsidiaries have the right to deduct from payments of any kind otherwise due to the Grantee, or from the Shares held pursuant to Section 6 hereof, the minimum federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Grantee. In furtherance of the foregoing the Grantee agrees to elect, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, and to pay to the Company all withholding taxes determined to be due with respect to such election, based on the excess, if any, of the fair market value of such Shares as of the Effective Date over the purchase price for such Shares.

6. Assignment. At the discretion of the Board, the Company shall have the right to assign the right to exercise its rights with respect to the Repurchase to any Person or Persons, in whole or in part in any particular instance, upon the same terms and conditions applicable to the exercise thereof by the Company, and such assignee or assignees of the Company shall then take and hold any Shares so acquired subject to such terms as may be specified by the Company in connection with any such assignment.

7. Miscellaneous Provisions.

(a) Lockup provision. The Grantee and each Permitted Transferee shall agree, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any securities of the Company (including, without limitation pursuant to Rule 144 under the Act (or any successor or similar exemptive rule hereafter in effect)) held by them for such period following the effective date of any registration statement of the Company filed under the Act as set forth in Section 5.03 of the Stockholders Agreement.

(b) Termination. The Company’s Repurchase right with respect to Vested Shares under Section 3 shall terminate upon the closing of the Company’s Initial Public Offering or upon consummation of any Sale Event, in either case as a result of which shares of the Company (or successor entity) of the same class as the Shares are registered under Section 12 of the Exchange Act of 1934 and publicly traded on NASDAQ/NMS or any national security exchange; provided, however, that all other provisions shall remain in effect following the same until all of the Shares have become Vested Shares.

(c) Record Owner; Dividends. The Grantee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Shares if and to the extent the Shares are entitled to voting rights. The Grantee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

(d) Equitable Relief. The parties hereto agree and declare that legal remedies are inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(e) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to conflict of law principles.

(g) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(h) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(i) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other. Notices to any holder of the Shares other than the Grantee shall be addressed to the address furnished by such holder to the Company.

(j) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, personal or legal representatives, estates, executors, administrators, heirs and beneficiaries. All amounts payable to Grantee hereunder shall be paid, in the event of Grantee’s death, to Grantee’s estate, heirs or representatives. Without limitation of the foregoing, upon any stock-for-stock merger in which the Company is not the surviving entity, shares of the Company’s successor issued in respect of the Shares shall remain subject to vesting and the Repurchase right of first refusal hereunder. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(k) Dispute Resolution. Except as provided below, any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be New York, New York, in the borough of Manhattan. The parties covenant and agree that the arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than seven (7) business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six (6) months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

The parties covenant and agree that they will participate in the arbitration in good faith. This Section 9(k) applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

Each of the parties hereto (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of the other parties hereto. Final judgment against any party hereto in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

(l) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(m) Conflict with Other Agreements. For so long as the Stockholders Agreement is in full force and effect, this Agreement shall be subject to the provisions of the Stockholders Agreement. To the extent any of the provisions of this Agreement or the Plan conflict or are inconsistent with any of the provisions of the Stockholders Agreement, the Stockholders Agreement shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and the Grantee have executed this Restricted Stock Agreement as of the Effective Date.

COMPANY:

By:

Name:

Title:

Date:

GRANTEE:

John Barr

Date:

Address:

SPOUSE’S CONSENT:

I acknowledge that I have read the foregoing Restricted Stock Agreement and understand the contents thereof.

Print Name:

Date:

EXHIBIT B

AMENDED AND RESTATED PERFORMANCE VESTING RSA

(SEE ATTACHED)

AMENDED AND RESTATED RESTRICTED STOCK AGREEMENT

UNDER THE PAPA MURPHY’S HOLDINGS, INC.

AMENDED 2010 MANAGEMENT INCENTIVE PLAN

PERFORMANCE VESTING

Name of Grantee:	John Barr	(the “Grantee”)

No. of Shares:	6,435	Shares of Common Stock

Grant Date:	May 5, 2010	(the “Grant Date”)

Effective Date:	July , 2011	(as defined in Section 1 below)

Whereas pursuant to that certain Performance Vesting Restricted Stock Agreement, dated as of May 5, 2010 (the “Original Performance Vesting RSA”), by and between Grantee and Papa Murphy’s Holdings, Inc., a Delaware corporation (together with its successors, the “Company”), the Company had previously sold to Grantee 48,261 shares of Common Stock that are subject to performance vesting restrictions (the “Original Performance Vesting Shares”) for an aggregate purchase price equal to $21,036.97;

Whereas, as of the date hereof, 0 of the Original Performance Vesting Shares have vested in accordance with the terms of the Original Performance Vesting RSA;

Whereas Grantee desires to sell to the Company, and the Company desires to repurchase from Grantee, 41,826 of the unvested Original Performance Vesting Shares (such transaction, the “Restricted Shares Repurchase”);

Whereas in connection with the Restricted Shares Repurchase, the Company and Grantee now desire to amend and restate the Original Performance Vesting RSA in its entirety as set forth herein in order to amend the performance vesting restrictions attached to the remaining 6,435 unvested Original Performance Vesting Shares;

Now, therefore, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Definitions. For the purposes of this Agreement, the following terms shall have the following respective meanings. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

“Bankruptcy” shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Grantee or any Permitted Transferee, or (ii) the Grantee or any Permitted Transferee being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Grantee’s or the Permitted Transferee’s assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, and (iii) the Grantee or any Permitted Transferee being subject to a transfer of Shares by operation of law (including by divorce, even if not insolvent), except by reason of death.

“Common Stock” shall mean the Company’s Common Stock, par value $0.01 per share, together with any shares into which Common Stock may be converted or exchanged, as provided above and herein.

“Effective Date” shall mean the date upon which the Company receives from Grantee a signed original of this Agreement.

“For Cause Termination Event” shall mean the termination of the Grantee’s employment with the Company and its subsidiaries for Cause (as such term is defined in the Plan).

“Initial Public Offering” means any underwritten initial public offering of securities of the Company, any corporate successor to the Company by way of conversion, PMI Holdings, Inc. or any of their respective Subsidiaries pursuant to an effective registration statement filed under the Act.

“Lee Equity” shall mean Lee Equity Partners Fund, L.P. and its Affiliates.

“Lee Equity Qualified Liquidation Event” shall mean the point in time at which any event occurs (including but not limited to any distribution, dividend, Sale Event, or other liquidity event) as a result of which Lee Equity has received from the Company or its subsidiaries an aggregate amount of cash and/or Liquid Securities with a value equal to or in excess of 250% of the aggregate amount of capital invested or otherwise contributed by Lee Equity to the Company and its subsidiaries with respect to the purchase or acquisition of equity securities. For purposes of determining whether a Lee Equity Qualified Liquidation Event shall have occurred, no payments or amounts received by Lee Equity from the Company and its subsidiaries which are not directly in respect of equity securities of the Company or its subsidiaries owned by Lee Equity (such as management fees, consulting fees or expenses reimbursements) shall be included in the calculation.

“Liquid Securities” shall mean freely tradable securities of a company listed on the Nasdaq National Market or the New York Stock Exchange having a public float with a market value in excess of $2,000,000.

“Performance-Related Termination Event” shall mean the termination of the Grantee’s employment with the Company and its subsidiaries as a result of the Grantee failing to meet commercially reasonable performance objectives as determined in good faith by the Board and fails to cure such failure within 30 days following written notice to that effect.

“Permitted Transferee” has the meaning set forth in the Stockholders Agreement.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Restricted Shares” shall initially mean all of the Shares being purchased by the Grantee on the Effective Date; provided that as of the Lee Equity Qualified Liquidation Event, all of the Restricted Shares shall become Vested Shares if (i) Grantee remains an employee on such date or (ii), in the event of a termination of Grantee’s employment with the Company and its subsidiaries due to Grantee’s death or Permanent Disability (as defined in the Amended and Restated Employment Agreement, dated as of the date hereof, by and between the Grantee and PMI Holdings, Inc.), such Lee Equity Qualified Liquidation Event is consummated prior to the one year anniversary of the date of Grantee’s termination of employment; provided further that, subject to (ii) above, the Restricted Shares shall automatically and without further action cease to vest upon the occurrence of any Termination Event.

“Sale Event” shall mean, regardless of form thereof, consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation (other than in connection with an IPO) in which the outstanding shares of capital stock are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own, directly or indirectly, a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, (iv) the sale of all or a majority of the outstanding capital stock of the Company to an unrelated person or entity or (v) any other transaction (other than an IPO) in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own, directly or indirectly, at least a majority of the outstanding voting power of the successor entity immediately upon completion of the transaction.

“Shares” shall mean the number of shares of Common Stock being purchased by the Grantee on the Effective Date and any additional shares of Common Stock or other securities received in respect of the Shares, as a dividend on, or otherwise on account of, the Shares.

“Stockholders Agreement” means that certain Stockholders Agreement, dated as of the date hereof, among the Company and the Stockholders party thereto.

“Termination Event” shall mean a For Cause Termination Event, a Performance-Related Termination Event or a Without Cause Termination Event.

“Vested Shares” shall mean all Shares which are not Restricted Shares.

“Without Cause Termination Event” shall mean the termination of the Grantee’s employment with the Company and its subsidiaries for any reason other than pursuant to a For Cause Termination Event or a Performance-Related Termination Event.

All references to share prices and amounts herein shall be equitably adjusted to reflect stock splits, stock dividends, recapitalizations, mergers, reorganizations and similar changes affecting the capital stock of the Company, and any shares of capital stock of the Company received on or in respect of Shares in connection with any such event (including any shares of capital stock or any right, option or warrant to receive the same or any security convertible into or exchangeable for any such shares or received upon conversion of any such shares) shall be subject to this Agreement on the same basis and extent at the relevant time as the Shares in respect of which they were issued, and shall be deemed Shares as if and to the same extent they were issued at the Effective Date hereof.

2. Repurchase Right.

(a) Repurchase. Immediately prior to the earliest to occur of (i) a Termination Event, (ii) a Sale Event that does not constitute a Lee Equity Qualified Liquidation Event (a “Non Qualifying Sale Event”), or (iii) the Bankruptcy of the Grantee, the Company or its assigns shall have the right and option to repurchase all or any portion of the Shares held by the Grantee or any Permitted Transferee as of the date of such Termination Event, Non Qualifying Sale Event, or Bankruptcy. In addition, upon the Bankruptcy of any of the Grantee’s Permitted Transferees, the Company or its assigns shall have the right and option to repurchase all or any portion of the Shares held by such Permitted Transferee as of the date of such Bankruptcy. The purchase and sale arrangements contemplated by the preceding sentences of this Section 3(a) are referred to herein as the “Repurchase.”

(b) Repurchase Price. The per share purchase price of the Shares subject to the Repurchase (the “Repurchase Price”) shall be, subject to adjustment as provided above, (i) in the case of Shares which are Vested Shares as of the date of the event giving rise to the Repurchase, (x) the fair market value of such Vested Shares as of such date as determined by the Board if such event giving rise to the Repurchase is a Without Cause Termination Event or (y) the Per Share Purchase Price if such event giving rise to the Repurchase is a For Cause Termination Event, a Performance-Related Termination Event or a Bankruptcy, and (ii) in the case of Restricted Shares, the Per Share Purchase Price. The Repurchase Right with respect to Vested Shares shall terminate in accordance with Section 10(b).

(c) Closing Procedure. The Company or its assigns shall effect the Repurchase (if so elected) by delivering or mailing to the Grantee (and/or, if applicable, any Permitted Transferees or his personal representative in the event of the Permanent Disability (as defined in Grantee’s Amended and Restated Executive Employment and Non-Competition Agreement) of Grantee) written notice either immediately prior to or within six (6) months after the Termination Event, the Non Qualifying Sale Event or Bankruptcy, specifying a date within such six-month period in which the Repurchase shall be effected. Upon such notification, the Grantee (and/or, if applicable, any Permitted Transferees or his personal representative in the event of the Permanent Disability of Grantee) shall promptly surrender to the Company any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Grantee (and/or, if applicable, any Permitted Transferees or his personal representative in the event of the Permanent Disability of Grantee), the Company or its assignee or assignees shall deliver to him, her or them a check for the Repurchase Price of the Shares being purchased, provided, however, that the Company may pay the Repurchase Price for such shares by offsetting and canceling any indebtedness then owed by the Grantee to the Company. At such time, the Grantee (and/or, if applicable, any Permitted Transferees or his personal representative in the event of the Permanent Disability of Grantee) shall deliver to the Company the certificate or certificates representing the Shares so repurchased, duly endorsed for transfer, free and clear of any liens or encumbrances. The Repurchase right specified herein shall survive and remain in effect as to Restricted Shares following and notwithstanding any public offering by or merger or other transaction involving the Company and certificates representing such Restricted Shares shall bear legends to such effect, subject to Section 10(b) below.

3. Legend. Any certificate(s) representing the Shares shall carry substantially the same legend as set forth in Section 3.02(a) of the Stockholders’ Agreement.

4. Escrow Arrangement.

(a) Escrow. In order to carry out the provisions of Section 3 of this Agreement more effectively, the Company shall hold the Shares in escrow together with separate stock powers executed by the Grantee in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Shares, execute a like stock power as to such Shares. The Company shall not dispose of the Shares except as otherwise provided in this Agreement. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Grantee and any Permitted Transferee, as the Grantee’s and each such Permitted Transferee’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Shares being purchased and to transfer such Shares in accordance with the terms hereof. At such time as any Shares are no longer subject to the Company’s repurchase, first refusal and drag along rights, the Company shall, at the written request of the Grantee, deliver to the Grantee (or the relevant Permitted Transferee) a certificate representing such Shares with the balance of the Shares (if any) to be held in escrow pursuant to this Section 6.

(b) Remedy. Without limitation of any other provision of this Agreement or other rights, in the event that the Grantee, any Permitted Transferees or any other person or entity is required to sell the Grantee’s Shares pursuant to the provisions of Section 3 of this Agreement and in the further event that he or she refuses or for any reason fails to deliver to the designated purchaser of such Shares the certificate or certificates evidencing such Shares together with a related stock power, such designated purchaser may deposit the applicable purchase price for such Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for the Grantee, any Permitted Transferees or other person or entity, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by the Grantee as provided above. Upon any such deposit and/or offset by the designated purchaser of such amount and upon notice to the person or entity who was required to sell the Shares to be sold pursuant to the provisions of Section 3, such Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, the holder thereof shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

5. Withholding Taxes. The Grantee acknowledges and agrees that the Company or any of its Subsidiaries have the right to deduct from payments of any kind otherwise due to the Grantee, or from the Shares held pursuant to Section 7 hereof, the minimum federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Grantee. In furtherance of the foregoing the Grantee agrees to elect, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, and to pay to the Company all withholding taxes shown as due on his or her Section 83(b) election form, or otherwise ultimately determined to be due with respect to such election, based on the excess, if any, of the fair market value of such Shares as of the Effective Date over the purchase price for such Shares.

6. Assignment. At the discretion of the Board, the Company shall have the right to assign the right to exercise its rights with respect to the Repurchase, in whole or in part in any particular instance, upon the same terms and conditions applicable to the exercise thereof by the Company, and such assignee or assignees of the Company shall then take and hold any Shares so acquired subject to such terms as may be specified by the Company in connection with any such assignment.

7. Miscellaneous Provisions.

(a) Lockup provision. The Grantee and each Permitted Transferee shall agree, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any securities of the Company (including, without limitation pursuant to Rule 144 under the Act (or any successor or similar exemptive rule hereafter in effect)) held by them for such period following the effective date of any registration statement of the Company filed under the Act as set forth in Section 5.03 of the Stockholders Agreement.

(b) Termination. The Company’s Repurchase right with respect to Vested Shares under Section 3 shall terminate upon the closing of the Company’s Initial Public Offering or upon consummation of any Sale Event, in either case as a result of which shares of the Company (or successor entity) of the same class as the Shares are registered under Section 12 of the Exchange Act of 1934 and publicly traded on NASDAQ/NMS or any national security exchange; provided, however, that all other provisions shall remain in effect following the same until all of the Shares have become Vested Shares.

(c) Record Owner; Dividends. The Grantee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Shares if and to the extent the Shares are entitled to voting rights. The Grantee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

(d) Equitable Relief. The parties hereto agree and declare that legal remedies are inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(e) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to conflict of law principles.

(g) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(h) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(i) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other. Notices to any holder of the Shares other than the Grantee shall be addressed to the address furnished by such holder to the Company.

(j) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, personal or legal representatives, estates, executors, administrators, heirs and beneficiaries. All amounts payable to Grantee hereunder shall be paid, in the event of Grantee’s death, to Grantee’s estate, heirs or representatives. Without limitation of the foregoing, upon any stock-for-stock merger in which the Company is not the surviving entity, shares of the Company’s successor issued in respect of the Shares shall remain subject to vesting and the Repurchase right of first refusal hereunder. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

Dispute Resolution. Except as provided below, any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be New York, New York, in the borough of Manhattan.

The parties covenant and agree that the arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than seven (7) business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six (6) months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

The parties covenant and agree that they will participate in the arbitration in good faith. This Section 9(k) applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

Each of the parties hereto (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of the other parties hereto. Final judgment against any party hereto in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

(k) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(l) Conflict with Other Agreements. For so long as the Stockholders Agreement is in full force and effect, this Agreement shall be subject to the provisions of the Stockholders Agreement. To the extent any of the provisions of this Agreement conflict or are inconsistent with any of the provisions of the Stockholders Agreement or the Plan, the Stockholders Agreement shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and the Grantee have executed this Restricted Stock Agreement as of the Effective Date.

COMPANY:

By:

Name:

Title:

Date:

GRANTEE:

John Barr

Date:

Address:

SPOUSE’S CONSENT:

I acknowledge that I have read the foregoing Restricted Stock Agreement and understand the contents thereof.

Print Name:

Date:

EXHIBIT C

STOCK POWER

(Stock Assignment Separate From Certificate)

FOR VALUE RECEIVED, John Barr hereby sells, assigns and transfers unto PAPA MURPHY’S HOLDINGS, INC., a Delaware corporation (the “Holdings”),                 shares of Common Stock, standing in his name on the books of Holdings, as represented by the stock certificate(s) noted below, and does hereby irrevocably constitute and appoint Holdings’ Secretary or attorney-in-fact, to transfer such stock on the books of Holdings with full power of substitution in the premises.

John Barr

Certificate No.	Number and Type of Shares

DATED:

NOTE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever.

EXHIBIT D

STOCK POWER

(Stock Assignment Separate From Certificate)

FOR VALUE RECEIVED, John Barr hereby sells, assigns and transfers unto PAPA MURPHY’S HOLDINGS, INC., a Delaware corporation (the “Holdings”),                 shares of Common Stock and/or                 shares of Participating Preferred Stock, standing in his name on the books of Holdings, as represented by the stock certificate(s) noted below, and does hereby irrevocably constitute and appoint Holdings’ Secretary or attorney-in-fact, to transfer such stock on the books of Holdings with full power of substitution in the premises.

John Barr

Certificate No.	Number and Type of Shares

DATED:

NOTE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever.